Exhibit 99.1
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                             Joint Filing Agreement

     The undersigned hereby agree that the statement on Schedule 13G with respect to the common stock of Alexion Pharmaceuticals, Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934 and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that it knows or has reason to believe that such information is inaccurate.

DATED:  October 21, 2005

                                 DUQUESNE CAPITAL MANAGEMENT, L.L.C.

                                 By:   /s/ Gerald Kerner
                                      ------------------------------------------
                                      Name:  Gerald Kerner
                                      Title: Managing Director


                                 STANLEY F. DRUCKENMILLER

                                 By:   /s/ Gerald Kerner
                                      ------------------------------------------
                                      Name:  Gerald Kerner
                                      Title: Attorney-in-Fact


                                 STEELER FUND, LTD.

                                 By:  Duquesne Capital Management, L.L.C.,
                                      its investment manager

                                 By:   /s/ Gerald Kerner
                                      ------------------------------------------
                                      Name:  Gerald Kerner
                                      Title: Managing Director